SUPPLEMENT DATED NOVEMBER 18, 2016

TO THE PROSPECTUSES DATED MAY 1, 2016, AS AMENDED, FOR THE FOLLOWING CONTRACTS

New York Life Premium Plus Variable Annuity	New York Life Premier Plus Variable Annuity
New York Life Premium Plus II Variable Annuity	New York Life Premier Plus Variable Annuity II
New York Life Premium Plus Elite Variable Annuity

(collectively, the “Prospectuses”)

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This supplement revises, and, to the extent inconsistent therewith, replaces information contained in the Prospectuses. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used, but not defined herein, have the same meaning as those included in the Prospectuses.

The Prospectuses are revised as follows:

On November 21, 2016, the Premium Credit Rates, currently available, for the referenced variable annuity contracts will change as set forth below.

Effective November 21, 2016, the Premium Credit Rate schedule will be as follows1:

Total Accumulated Premiums		Credit Rate
at least	less than
minimum[2]	$100,000	2.75%
$100,000	$500,000	3.00%
$500,000[3]	unlimited	4.00%
1	The new Premium Credit Rates will apply unless a higher Guaranteed Minimum Premium Credit Rate is stated on the Policy Data Page of your Policy.
2	Minimum initial premium payments vary by policy. Please refer to your policy for more information.
3	Total Accumulated Premiums in excess of the amount set forth on the Policy Data Page are subject to prior approval.

All references to premium credits in the Prospectuses will be revised to reflect the Credit Rates listed above.

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010